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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 8, 2004

(Date of earliest event reported): June 7, 2004

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003	75-2250990

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

214-631-1166

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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INFORMATION TO BE INCLUDED IN REPORT

Item 7. Financial Statements, Pro Forma Financial Information, And Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following are furnished as Exhibits to this Report:

Exhibit No.	Description
99.1	Press Release dated June 8, 2004 issued by the Registrant

Item 9. Regulation FD Disclosure

     On June 8, 2004, the Company announced the completion of the Offer to Exchange commenced on May 4, 2004 pursuant to which the Company exchanged $24.671 million of its 6% Senior Subordinated Notes due 2007 for 8% Senior Subordinated Notes due 2010. This information, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERLEAF RESORTS, INC.
Dated: June 8, 2004	By:	/S/ ROBERT E. MEAD
		Name:	Robert E. Mead
		Title:	Chairman and Chief Executive Officer

Dated: June 8, 2004	By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 8, 2004 issued by the Registrant